SUPPLEMENT DATED JUNE 1, 2001
                              TO THE PROSPECTUS OF

Templeton Global Smaller Companies                Templeton Growth Fund, Inc.
Fund, Inc.                                        dated January 1, 2001, as
dated January 1, 2001, as supplemented            supplemented March 28, 2001
March 28, 2001

Templeton Funds, Inc.
(Templeton Foreign and Templeton World Funds) dated January 1, 2001, as supplemented March 28, 2001

I. The section "Goal and Strategies" is supplemented to include the following:
 Beginning July 2001, the Fund may use swap agreements as a derivative strategy to protect its assets, implement a cash or tax management strategy or enhance its returns. The Fund may invest up to 5% of its total assets in swap agreements. With derivatives, the manager attempts to predict whether an underlying investment will increase or decrease in value at some future time. The manager considers various factors, such as availability and cost, in deciding whether to use a particular instrument or strategy.

II. The section "Main Risks" is supplemented to include the following:
 DERIVATIVE SECURITIES The performance of derivative investments depends, at least in part, on the performance of an underlying asset. Derivatives involve costs, may be volatile, and may involve a small investment relative to the risk assumed. Their successful use will depend on the manager's ability to predict market movements. Swap agreements include the risk of default by the other party.

           Please keep this supplement for future reference.